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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 27, 2002
                                                           -------------


                           EXACT SCIENCES CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    000-32179                         02-0478229
             ----------------------       -------------------------------
            (Commission File Number)     (IRS Employer Identification No.)


        63 GREAT ROAD, MAYNARD, MASSACHUSETTS            01754
       --------------------------------------           --------
      (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (978) 897-2800
                                                     --------------
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ITEM 5.  OTHER EVENTS.

         On June 27, 2002, EXACT Sciences Corporation entered into a strategic alliance and related warrant with Laboratory Corporation of America -Registered Trademark- Holdings as described in the press release filed as
Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1     Press Release dated June 27, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXACT Sciences Corporation

June 27, 2002                         By:   /s/ John A. McCarthy, Jr.
                                            -------------------------------
                                            John A. McCarthy, Jr.
                                            Executive Vice President, Chief
                                            Operating Officer, Chief Financial
                                            Officer and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated June 27, 2002.


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